Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	The CHC Committee does not consider material non-public information when considering awards or determining the timing and terms of such awards, and the Company does not time the disclosure of material non-public information to affect the value of executive compensation.
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false